                                                                     Exhibit 4.1

TOUCH AMERICA HOLDINGS, INC.
Incorporated under the laws of the State of Delaware

THIS CERTIFICATE IS TRANSFERABLE IN BUTTE, MONTANA
OR NEW YORK, NEW YORK                                                      299,792,458
-----------------------------------------------------                  [LOGO TOUCHAMERICA]


COMMON STOCK                                                          CUSIP 891539 10 8
    PAR VALUE $.01                                           SEE REVERSE FOR CERTAIN DEFINITIONS

------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

                               CERTIFICATE OF STOCK

TOUCH AMERICA HOLDINGS, INC., TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE LAWS OF THE STATE OF DELAWARE, AND TO THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE CORPORATION AS NOW OR HEREAFTER AMENDED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

        IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE EXECUTED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS AND HAS CAUSED A FACSIMILE OF ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED.

                                                      DATED:


COUNTERSIGNED AND REGISTERED:
   TOUCH AMERICA HOLDINGS, INC.
Transfer Agent and Registrar

By
    /s/ Rose Marie Ralph            /s/  Robert P. Gannon                  /s/ Patrick T. Fleming
        SENIOR ASSISTANT SECRETARY       CHAIRMAN OF THE BOARD                 VICE PRESIDENT AND SECRETARY
                                         AND CHIEF EXECUTIVE OFFICER




SHARES



COMPOSITE

BANKNOTE CORP. OF AMERICA*WALL STREET (NYC) * BROWNS SUMMIT(NC) * TOUCH AMERICA HOLDINGS INC.(PREFERRED) * 1-102031-942 * PROOF #4 * 10:38 AM * 4/10/01 * SMS/CH*

                           TOUCH AMERICA HOLDINGS, INC.

        A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF STOCK AUTHORIZED TO BE ISSUED, AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH CLASS AND/OR EACH SERIES, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SUCH STOCK UPON APPLICATION TO THE OFFICE OF THE COMPANY, 130 NORTH MAIN, BUTTE, MONTANA 59701-9331.

        This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Touch America Holdings, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Touch America Holdings, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request. As described in the Rights Agreement, Rights beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), and any Transferee shall become null and void.

                           -----------------------------
                                   ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT -             Custodian
                                                                  ------------          ------------
                                                                      (Cust)               (Minor)
TEN ENT - as tenants by the entireties                             under Uniform Gifts to Minors

JT TEN - as joint tenants with right                               Act
         of survivorship and not as tenants                            ------------------------
         in common                                                             (State)

                                              UNIF TRANS MIN ACT -            Custodian
                                                                  ------------          ------------
                                                                      (Cust)               (Minor)
                                                                   Under Uniform Transfers to Minors

                                                                   Act
                                                                       ------------------------
                                                                               (State)


        Additional abbreviations may also be used though not in the above list.
                       ---------------------------------

   FOR VALUE RECEIVED,                   HEREBY SELL, ASSIGN AND TRANSFER UNTO
                      ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------
                                       ---------------------------------------

------------------------------------------------------------------------------
         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL
                            ZIP CODE, OF ASSIGNEE

------------------------------------------------------------------------------

------------------------------------------------------------------------------

-----------------------------------------------------------------------SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                  --------------------------------------------

------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
      ---------------------------

                                 ---------------------------------------------

                                 ---------------------------------------------

                                 ---------------------------------------------
                                 NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.